UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 22, 2008
Symantec Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA (Address of Principal Executive Offices)	95014 (Zip Code)
Registrant’s Telephone Number, Including Area Code (408) 517-8000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          The stockholders of Symantec Corporation (the “Company”) approved the amendment and restatement of the Company’s 2004 Equity Incentive Plan (the “EIP”) and the adoption of the Company’s 2008 Employee Stock Purchase Plan (the “New ESPP”) at the Annual Meeting of Stockholders of the Company held on September 22, 2008 (the “Annual Meeting”). The Board of Directors of the Company approved the EIP amendments and New ESPP on April 29, 2008, subject to stockholder approval at the Annual Meeting. Accordingly, the EIP amendments and New ESPP became effective upon stockholder approval at the Annual Meeting. The Company’s named executive officers may participate in each of these plans. Descriptions of the material EIP amendments and New ESPP follow.
          As a result of stockholder approval of the amendment and restatement of the EIP at the Annual Meeting, the EIP was amended to reserve an additional 50,000,000 shares of the Company’s common stock for issuance thereunder.
          As a result of stockholder approval of the New ESPP at the Annual Meeting, the New ESPP became effective and a total of 20,000,000 shares of common stock became reserved for issuance thereunder, with the first purchase period thereunder commencing on February 16, 2009. The New ESPP replaces the 1998 Employee Stock Purchase Plan, as amended, which terminates pursuant to its terms on January 1, 2009 subject to completion of the final purchase period under the 1998 Employee Stock Purchase Plan on February 15, 2009. Subject to certain limitations, the Company’s employees may elect to have 2% to 10% of their compensation withheld through payroll deductions to purchase shares of common stock under the New ESPP. These participants have the right to purchase shares of common stock at a price per share equal to 85% of the fair market value on the purchase date at the end of each six-month purchase period. The maximum number of shares of common stock that a participant may purchase on each purchase date is 10,000 shares, and no participant may accrue the right to purchase shares of common stock at an annual rate of more than $25,000, valued at the time each purchase right is granted.
          The foregoing descriptions of the EIP and New ESPP are qualified in their entirety by reference to the EIP or New ESPP, as the case may be, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description

10.1	Symantec Corporation 2004 Equity Incentive Plan, as amended

10.2	Symantec Corporation 2008 Employee Stock Purchase Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation
Date: September 24, 2008	By:	/s/ Scott Taylor
Scott Taylor
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

10.1	Symantec Corporation 2004 Equity Incentive Plan, as amended

10.2	Symantec Corporation 2008 Employee Stock Purchase Plan